1Q22 Investor Presentation May 9, 2022 Exhibit 99.2

This presentation contains forward-looking statements about Everbridge, Inc. (“EVBG”, “Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. Forward-looking statements include information related to our possible or assumed future results of operations and expenses, our outlook, our mission, business strategies and plans, business environment, market size, product capabilities and release timing and future growth. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to attract new customers and retain and increase sales to existing customers; developments in the market for critical communications and enterprise safety applications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”). Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s total addressable market, future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the endnote to these slides on page 23. Safe Harbor

Business Overview

Everbridge Overview We provide enterprise software applications to improve organizational response for critical events to keep people safe and organizations running. Faster. Total Addressable Market is based on EVBG ASPs applied to 29,000+ named accounts, including (a) CEM target customers in G2000 and companies with greater than 1,000 employees; (b) IT & IoT alerting target customers as % of employees supporting IT as of June 30, 2019; and (c) 180+ target Population Alerting countries priced according to population and GDP as of June 30, 2019. TAM, which is based on management estimates, is inherently subject to uncertainties and actual events or circumstances may differ materially from management estimates reflected in this presentation. As of March 31, 2022 Trailing 12 months (TTM) as of March 31, 2022. Net revenue retention is revenue generated from existing customers, including recurring revenue, expansion revenue, downgrades, and cancels. As of March 31, 2022 $2.4M (FY 2021) $11.2M (FY 2021) compared to $8.0M (FY 2020) Yearly Revenue ($M) 37% CAGR (2016-2021) 6 5

Our World is more complex than ever                      … and keeps changing rapidly Pandemics Natural Disasters Cyber Attacks Civil Unrest Supply Chain Disruption Digital Transformation “At Speed”

Innovation Experience Highlights: Over 6,200 enterprise customers Available in 200+ countries and territories 99.99% uptime Protecting 2+ billion people Public warning solutions used in 20+ countries Powering Resilience for 20+ Years Highlights: Hi-fidelity risk intelligence powered by pattern matching Automated correlation and orchestrated workflows 160+ worldwide patents 450+ integrations Highlights: Purpose-built solutions to support customer journey Everbridge network collaboration with public & private networks Best in Enterprise Resilience Certification GLOBAL PUBLIC COMPANY CEM FIRST TO MARKET Value CUSTOMERS FOR LIFE

Critical Event Management Portfolio

“Single Pane of Glass” for Greater Resiliency in Critical Event Management

Everbridge Client Base 9 OF THE 10 largest US-based investment banks1 8 OF THE 10 largest global auto makers2 9 OF THE 10 largest global consulting firms3 47 OF THE 50 busiest North American airports5 9 OF THE 10 largest U.S.-based healthcare providers 8 OF THE 10 largest U.S. cities4 47 OF THE 50 Fortune 50 7 OF THE 10 largest High Tech companies7 4 OF THE 4 largest global CPA firms2 Q1 2022 6,224 Q4 2011 867 Extensive customer base growth across multiple verticals Number of customers8 (1) 2019 ADV ratings by investment banking revenue. (2) As of 2019, ranked by annual revenue (3) As of 2018, ranked by annual revenue (4) 2010 consensus by population (5) Federal Aviation Administration (6) Drug Channels Institute 2018, ranked by prescription revenue (7) Forbes “The Largest Technology Companies in 2019” (8) As of December 31, 2011 and December 31, 2021. (1) 2019 ADV ratings (2) 2018 Wikimedia (3) 2018 data (4) 2010 consensus by population (5) Federal Aviation Administration database (6) Drug Channels Institute, 2018 sorted by prescription revenue (7) 2019 Forbes

Market Leading CEM Differentiation Over 6 billion transactions delivered in 2021 across 200+ countries

Setting the Standard in Security and Compliance

Industry Recognition

Financial Overview

Strong and Consistent Revenue Growth Yearly Revenue ($M) 37% CAGR (2016-2021) +40% YoY Adjusted EBITDA +40% YoY Cash Flow from Operations

Predictable SaaS Recurring Revenue Model Revenue in millions of dollars 85+% of revenue is recurring subscription1 90%+ of revenue contracted prior to quarter start2 110+% net revenue retention rate3 1.8 years average length of customer contract4 (1) As of March 31, 2022.  (2) Average 95% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. (3) Each of the years ended December 31, 2016-2021. (4) As of March 31, 2022.

Strong and Diversified Revenue Profile Revenue by Geography1 Revenue by Vertical1 For year ended December 31, 2021

Improving Cash Flow and Profitability (1) See slide 31 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP (1) See slide 24 for a reconciliation of adjusted EBITDA to net income/(loss), the most comparable metric calculated in accordance with U.S. GAAP

Deal Sizes and Mix: Expanding our Competitive Moat CEM portfolio creates on-ramp for customers to Land, Expand, Adopt, Renew Deal sizes have grown consistently with CEM adoption Bookings contribution from newer products makes up over 60% of total Revenue from traditional Mass Notification solutions is about 40% of total

Quarterly Snapshot of Key Metrics $100K Customers Added Customers CEM Customers Revenue from Mass Notification (%) 8% 47% 24% Bookings from Newer Products (%)

FY22 Priorities (1) Adjusted EBITDA Positive in the years ended 2012-2014, 2016, 2017, 2019, 2020 Simplifying our product offerings Moving from several dozen individual point products to focus on four strategic CEM solutions – each targeting a specific buyer persona with a unique and differentiated technology solution. Enabling our enterprise teams to more effectively sell our greatest asset: a more robust and integrated industry-leading CEM platform. Expanding Public Warning market opportunity Continue to leverage our industry-leading win rates to drive land-and-expand opportunities. Apply increased focus towards driving network effects that multiply the opportunity inside a region once we start to penetrate it. Pausing material new M&A Prioritize development efforts to focus on accelerating product integrations across our existing acquired assets. Allow for greater competitive differentiation, product and go-to-market process simplification, driving higher productivity over time and lower cost.

Investment Summary SaaS Subscription Model 110%+ net revenue retention rate4 37% Revenue CAGR3 Adjusted EBITDA and FCF Positive1 Growing Enterprise Software Suite $41+ Billion TAM2 Year ended December 31, 2021. Total Addressable Market is based on EVBG ASPs applied to 29,000+ named accounts, including (a) CEM target customers in G2000 and companies with greater than 1,000 employees; (b) IT & IoT alerting target customers as % of employees supporting IT; and (c) 180+ target Population Alerting countries priced according to population and GDP. TAM, which is based on management estimates, is inherently subject to uncertainties and actual events or circumstances may differ materially from management estimates reflected in this presentation. Compound annual growth rate for the years 2016-2021. Each of the years ended December 31, 2016-2021.

Updated FY22 Outlook (1) See slide 23 for a reconciliation of the most comparable metric calculated in accordance with U.S. GAAP, GAAP net loss to non-GAAP net income (loss) and to adjusted EBITDA.

Reconciliation non-GAAP/GAAP

Reconciliation non-GAAP/GAAP